SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): March 3, 2003



                          FLORIDA COMMUNITY BANKS, INC.
             (Exact name of registrant as specified in its charter)


          Florida                      000-1170902               35-2164765
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
      of incorporation)                                      Identification No.)




                1400 North 15th Street, Immokalee, Florida 34142
                    (address of principal executive offices)

                  Registrant's telephone number: (239) 657-3171




                                 Not Applicable

          (Former name or former address, if changed since last report)

ITEM 9.  Regulation FD Disclosure

     As part of an on-going quality control program, the Bank has adopted a formal Code of Ethics for it Executive Officers and Senior Financial Officers. A written copy of this "Code of Ethics" is attached to this Form 8-K as Exhibit 99.1.


ITEM 7C. Exhibits


Exhibit No.                Description

     99.1                  Code of Ethics




SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2003
     ------------------
                                                   Florida Community Banks, Inc.
                                                   (Registrant)


                                           By: /s/ Thomas V. Ogletree
                                              ----------------------------------
                                              Thomas V. Ogletree
                                              Chief Financial Officer